Inventory	12 Months Ended
Jun. 30, 2021
Inventories [Abstract]
Inventory	Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net-realizable-value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the statement of comprehensive loss.

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of the average selling price per gram, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	June 30, 2021			June 30, 2020 Recasted - Note 2(h)
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	30,693	10,433	41,126	26,918	27,488	54,406
Finished goods	13,405	4,676	18,081	11,768	2,889	14,657
	44,098	15,109	59,207	38,686	30,377	69,063
Extracted cannabis
Work-in-process	18,884	2,420	21,304	21,637	8,878	30,515
Finished goods	17,355	2,181	19,536	15,724	2,514	18,238
	36,239	4,601	40,840	37,361	11,392	48,753

Hemp products
Raw materials	773	—	773	929	—	929
Work-in-process	—	—	—	235	—	235
Finished goods	—	—	—	107	—	107
	773	—	773	1,271	—	1,271

Supplies and consumables	15,095	—	15,095	16,125	—	16,125

Merchandise and accessories	1,556	—	1,556	668	—	668

Ending Balance	97,761	19,710	117,471	94,111	41,769	135,880

During the year ended June 30, 2021, inventory expensed to cost of goods sold was $376.0 million (June 30, 2020 – $414.1 million) which included $118.7 million (June 30, 2020 – $149.1 million) of non-cash expense related to the changes in fair value of inventory sold.

During the year ended June 30, 2021, the Company recognized $167.2 million (June 30, 2020 - $176.4 million) in inventory impairment charges consisting of $82.5 million (June 30, 2020 - $81.6 million) recognized in changes in fair value of inventory sold and $84.7 million (June 30, 2020 - $94.9 million) recognized in cost of sales. The impairment is a result of management’s assessment of inventory deemed as lower-potency or as excess inventory based on current and projected market demands.